Exhibit 10.8

AMENDMENT NO. 1

TO

ORGANIZATION AGREEMENT

OF

WCM POOL LLC

AMENDMENT NO. 1 (this “Amendment”) dated as of March 30, 2007, by and among DIVERSIFIED FUTURES FUND, L.P. (“DFFLP”), DIVERSIFIED FUTURES TRUST I (“DFTI”), KENMAR GLOBAL TRUST (“KGT”) and FUTURES STRATEGIC TRUST (“FST”) to the Organization Agreement of WCM Pool LLC dated as of November 20, 2006 (the “Agreement”).

WHEREAS, DFFLP, DFTI and KGT are the sole members of WCM Pool LLC (the “Company”), which was formed as a means of consolidating the commodity interest trading of DFFLP, DFTI and KGT; and

WHEREAS, FST is no longer engaged in the distribution of its units of beneficial interest (or equivalent common equity securities); and

WHEREAS, FST will be managed pursuant to the Diversified Program of Winton Capital Management Limited, a United Kingdom company; and

WHEREAS, FST desires to acquire a Voting Membership Interest in the Company and become a Voting Member of the Company; and

WHEREAS, Preferred Investment Solutions Corp. (“Preferred”), a “commodity pool operator” registered with the Commodity Futures Trading Commission, is the sole managing owner and/or general partner of each of DFFLP, DFTI, KGT and FST and, pursuant to Section 18-407 of the Delaware Limited Liability Company Act, 6 Del. C. §18-101 et seq. (the “Act”), Preferred has been delegated administrative authority over the operations of the Company; and

NOW, THEREFORE, in consideration of the premises and of the mutual promises and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Agreement shall be amended as follows:

1. Effective close of business on March 30, 2007 FST shall acquire a Voting Membership Interest in the Company and shall become a Voting Member of the Company.

2. All other provisions of the Agreement shall remain in full force and effect.

3. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LOCAL, INTERNAL LAWS OF THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT CAUSES OF ACTION FOR VIOLATION OF THE FEDERAL OR STATE SECURITIES LAWS SHALL NOT BE GOVERNED BY THIS SECTION. IN PARTICULAR, THIS AMENDMENT IS INTENDED TO COMPLY WITH THE REQUIREMENTS OF THE ACT AND THE CERTIFICATE OF FORMATION OF THE COMPANY. IN THE EVENT OF A DIRECT CONFLICT BETWEEN THE PROVISIONS OF THIS AMENDMENT AND THE MANDATORY PROVISIONS OF THE ACT OR ANY PROVISION OF THE CERTIFICATE OF FORMATION, THE ACT AND THE CERTIFICATE OF FORMATION, IN THAT ORDER OF PRIORITY, WILL CONTROL.

4. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which will constitute one and the same.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the year and date first above written, to be effective on the date first above written.

DIVERSIFIED FUTURES FUND, LP

By:	Preferred Investment Solutions Corp.,
its General Partner

	By:	/s/ Esther E. Goodman
	Name:	Esther E Goodman
	Title:	Senior Executive Vice President
and Chief Operating Officer

DIVERSIFIED FUTURES TRUST I

By:	Preferred Investment Solutions Corp.,
its Managing Owner

	By:	/s/ Esther E. Goodman
	Name:	Esther E Goodman
	Title:	Senior Executive Vice President
and Chief Operating Officer

KENMAR GLOBAL TRUST

By:	Preferred Investment Solutions Corp.,
its Managing Owner

	By:	/s/ Esther E. Goodman
	Name:	Esther E Goodman
	Title:	Senior Executive Vice President
and Chief Operating Officer

FUTURES STRATEGIC TRUST

By:	Preferred Investment Solutions Corp.,
its Managing Owner

	By:	/s/ Esther E. Goodman
	Name:	Esther E Goodman
	Title:	Senior Executive Vice President
and Chief Operating Officer